COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of December 31, 2008				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	31-Dec-08

Dallas, TX	3,662	$ 204,781	7.8%	94.0%	$ 715.55
Jacksonville, FL	3,347	$ 186,080	7.1%	93.2%	$ 803.87
Atlanta, GA	3,253	$ 250,437	9.6%	90.8%	$ 800.90
Houston, TX	3,191	$ 222,457	8.5%	95.0%	$ 824.48
Nashville, TN	1,855	$ 125,622	4.8%	94.2%	$ 792.47
Austin, TX	1,776	$ 109,910	4.2%	91.6%	$ 778.67
Tampa, FL	1,339	$ 91,101	3.5%	95.6%	$ 882.58
Raleigh/Durham, NC	1,028	$ 87,863	3.4%	93.7%	$ 814.45
Phoenix, AZ	480	$ 62,743	2.4%	85.8%	$ 787.94
South Florida	480	$ 53,003	2.0%	94.8%	$ 1,257.11
Orlando, FL	288	$ 14,642	0.6%	92.4%	$ 777.04
Primary Markets	20,699	$ 1,408,639	53.9%	93.2%	$ 803.15

Memphis, TN	4,021	$ 206,521	7.9%	94.4%	$ 681.39
Columbus, GA	1,509	$ 76,820	2.9%	91.3%	$ 735.26
Jackson, MS	1,241	$ 58,246	2.2%	95.4%	$ 710.21
Greenville, SC	1,140	$ 50,957	1.9%	94.7%	$ 592.98
Lexington, KY	924	$ 60,452	2.3%	92.3%	$ 733.53
Little Rock, AR	808	$ 42,320	1.6%	95.9%	$ 667.35
Savannah, GA	526	$ 44,081	1.7%	97.1%	$ 863.15
All Other Secondary	10,721	$ 572,993	21.9%	92.8%	$ 709.94
Secondary Markets	20,890	1,112,390	42.4%	93.5%	$ 703.16

Subtotal	41,589	$ 2,521,029	96.3%	93.4%	$ 752.93

Development and Lease-up Properties	965	$ 99,352	3.8%	71.4%	$ 799.13

Total Portfolio	42,554	2,620,381	100%	92.9%	$ 753.98

NUMBER OF APARTMENT UNITS

	2008				2007
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

100% Owned Properties	41,928	41,801	41,007	40,494	40,248
Properties in Joint Ventures	626	626	626	626	-
Total Portfolio	42,554	42,427	41,633	41,120	40,248

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of December 31, 2008 unless otherwise noted

		Three Months Ended December 31, 2008
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Primary Markets
Dallas, TX	3,184	$ 6,981	$ 3,076	$ 3,905	$ 700.22	94.8%	94.1%	53.8%
Jacksonville, FL	2,611	$ 6,429	$ 2,576	$ 3,853	$ 816.42	93.0%	91.3%	61.9%
Atlanta, GA	2,543	$ 5,678	$ 2,460	$ 3,218	$ 758.01	91.0%	87.7%	60.3%
Houston, TX	2,400	$ 5,948	$ 2,987	$ 2,961	$ 800.91	95.0%	93.5%	68.5%
Nashville, TN	1,569	$ 3,897	$ 1,416	$ 2,481	$ 793.50	93.9%	93.0%	58.8%
Austin, TX	1,392	$ 3,349	$ 1,465	$ 1,884	$ 779.08	92.7%	92.1%	63.7%
Tampa, FL	1,120	$ 3,040	$ 1,257	$ 1,783	$ 862.37	95.4%	93.9%	51.7%
South Florida	480	$ 1,861	$ 648	$ 1,213	$ 1,257.11	94.8%	93.4%	46.7%
Raleigh/Durham, NC	384	$ 847	$ 292	$ 555	$ 705.43	94.3%	94.7%	49.7%
Subtotal	15,683	38,030	16,177	21,853	$ 789.43	93.7%	92.2%	59.4%

Secondary Markets
Memphis, TN	3,210	$ 6,671	$ 3,098	$ 3,573	$ 695.08	93.8%	91.9%	58.1%
Columbus, GA	1,509	$ 3,371	$ 1,363	$ 2,008	$ 735.26	91.3%	90.5%	82.4%
Jackson, MS	1,241	$ 2,680	$ 971	$ 1,709	$ 710.21	95.4%	93.1%	63.8%
Greenville, SC	1,140	$ 2,097	$ 840	$ 1,257	$ 592.98	94.7%	92.5%	55.2%
Lexington, KY	924	$ 2,085	$ 720	$ 1,365	$ 733.53	92.3%	94.2%	66.9%
Little Rock, AR	808	$ 1,682	$ 657	$ 1,025	$ 667.35	95.9%	95.2%	58.0%
Savannah, GA	526	$ 1,441	$ 509	$ 932	$ 863.15	97.1%	95.4%	60.1%
All Other Secondary	9,745	$ 20,862	$ 8,531	$ 12,331	$ 705.82	92.8%	91.0%	62.5%
Subtotal	19,103	$ 40,889	$ 16,689	$ 24,200	$ 703.94	93.3%	91.8%	62.9%

Operating Same Store	34,786	78,919	32,866	46,053	$ 742.48	93.5%	92.0%	61.3%

Revenue Straight-line Adjustment (2)		$ 148		$ 148
Total Same Store		$ 79,067		$ 46,201

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM QUARTER ENDED SEPT 30, 2008 (PRIOR QUARTER) AND QUARTER ENDED DEC 31, 2007 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Primary Markets
Dallas, TX	-1.3%	2.2%	-8.9%	0.9%	5.5%	3.3%	-2.4%	0.3%	0.6%	2.6%
Jacksonville, FL	-0.1%	-1.8%	0.3%	7.7%	-0.3%	-7.3%	-2.6%	-0.6%	-0.5%	-2.0%
Atlanta, GA	-2.8%	-6.1%	-5.6%	1.6%	-0.6%	-11.3%	-1.3%	-4.1%	-0.8%	-0.8%
Houston, TX	0.6%	1.0%	-0.3%	22.3%	1.5%	-14.2%	-0.6%	-0.6%	0.2%	1.2%
Nashville, TN	-1.5%	-0.2%	-10.0%	-1.7%	4.2%	0.6%	-2.1%	-3.3%	0.4%	3.4%
Austin, TX	-2.1%	1.2%	-11.9%	0.9%	7.1%	1.5%	-1.6%	-3.2%	0.6%	5.6%
Tampa, FL	-0.5%	-0.3%	-3.7%	8.8%	1.9%	-5.9%	-0.9%	0.3%	-0.2%	-1.7%
South Florida	-0.4%	0.0%	-1.2%	2.9%	0.0%	-1.5%	-0.4%	-2.1%	-0.3%	0.4%
Raleigh/Durham, NC	-1.6%	2.5%	2.1%	1.0%	-3.5%	3.4%	-3.9%	-0.5%	0.5%	1.9%
Subtotal	-1.0%	-0.6%	-5.0%	5.9%	2.1%	-5.0%	-1.7%	-1.4%	0.0%	0.9%

Secondary Markets
Memphis, TN	-2.0%	-2.3%	-2.2%	2.1%	-1.8%	-5.9%	-3.0%	-2.6%	0.2%	-0.1%
Columbus, GA	-1.8%	6.8%	-5.3%	-0.5%	0.7%	12.4%	-3.3%	2.8%	0.8%	2.1%
Jackson, MS	-0.7%	0.6%	-8.7%	7.5%	4.6%	-2.9%	-1.5%	-1.8%	0.3%	3.1%
Greenville, SC	-1.0%	0.6%	-0.6%	6.2%	-1.3%	-2.9%	-1.1%	-0.8%	-0.2%	2.3%
Lexington, KY	-0.1%	4.3%	-13.8%	-2.0%	9.0%	8.0%	-5.6%	-2.7%	1.6%	3.3%
Little Rock, AR	0.1%	1.0%	-8.1%	7.7%	6.2%	-2.8%	-2.0%	-0.8%	0.4%	3.6%
Savannah, GA	-2.8%	1.1%	-3.4%	20.6%	-2.5%	-7.2%	-1.8%	1.7%	0.9%	2.0%
All Other Secondary	-1.7%	-1.1%	-7.6%	-0.5%	2.8%	-1.4%	-1.5%	-1.7%	-0.2%	0.3%
Subtotal	-1.5%	0.0%	-6.4%	1.5%	2.1%	-1.1%	-2.1%	-1.4%	0.2%	1.0%

Operating Same Store	-1.3%	-0.3%	-5.7%	3.6%	2.1%	-3.0%	-1.9%	-1.4%	0.1%	0.9%

Including revenue straight-line adjustment:
Total Same Store	-1.0%	0.2%			2.6%	-2.1%

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES)

Dollars in thousands	Three Months Ended December 31,		Percent
	2008	2007	Change
Revenues
Operating	$ 78,919	$ 79,173	-0.3%
Straight-line adjustment (1)	148	(292)
Total Same Store	$ 79,067	$ 78,881	0.2%

Expense	$ 32,866	$ 31,713	3.6%

NOI
Operating	$ 46,053	$ 47,460	-3.0%
Straight-line adjustment (1)	148	(292)
Total Same Store	$ 46,201	$ 47,168	-2.1%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS EIGHT EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the eight full renovation communities (2,384 units).

	Three Months Ended December 31,		Percent
	2008	2007	Change
Revenues
Operating	$ 84,551	$ 84,763	-0.3%
Straight-line adjustment (2)	141	(285)
Total Same Store	$ 84,692	$ 84,478	0.3%

Expense	$ 35,184	$ 33,893	3.8%

NOI
Operating	$ 49,367	$ 50,870	-3.0%
Straight-line adjustment (2)	141	(285)
Total Same Store	$ 49,508	$ 50,585	-2.1%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

		Three Months Ended
		12/31/2008	9/30/2008	12/31/2007
NOI
Same store		$ 46,201	$ 45,031	$ 47,168
Non-same store		8,901	8,275	7,514
Total NOI		55,102	53,306	54,682
Held for sale NOI included above		(896)	(321)	(768)
Management fee income		59	58	-
Depreciation		(23,554)	(22,628)	(21,466)
Property management expense		(3,924)	(4,230)	(4,768)
General and administrative expense		(3,090)	(2,996)	(3,179)
Interest and other non-property income		170	115	47
Interest expense		(15,654)	(15,116)	(16,058)
Loss on debt extinguishment		(113)	(3)	-
Amortization of deferred financing costs		(607)	(586)	(658)
Incentive fees from real estate joint ventures		-	-	-
Net casualty gains (loss) and other settlement proceeds		340	(1,131)	(56)
Gains on sale of non-depreciable assets		-	-	279
Minority interest in operating partnership income		(456)	(321)	(675)
Loss from real estate joint ventures		(288)	(274)	-
Discontinued operations		644	320	224
Net income		$ 7,733	$ 6,193	$ 7,604

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEVELOPMENT (Dollars in thousands)

EXPENDITURES		Current	Estimated
	Total	Estimated	Cost	Cost
	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$ 23,278	$ 116	$ 23,278
St. Augustine Phase II, Jacksonville, FL	124	13,002	105	11,999
Copper Ridge Phase I, Dallas, TX	261	24,610	94	18,722
Total development	585	$ 60,890	$ 104	$ 53,999

ESTIMATED TIMELINE	Construction		Initial
	Start	Finish	Occupancy	Stabilization
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	4Q 2008
St. Augustine Phase II, Jacksonville, FL	3Q 2007	1Q 2009	4Q 2008	1Q 2010
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2009	2Q 2008	2Q 2010

UNITS	Actual Units as of December 31, 2008
	Completed	Occupied
Brier Creek Phase II, Raleigh, NC	200	185
St. Augustine Phase II, Jacksonville, FL	104	23
Copper Ridge Phase I, Dallas, TX	216	114

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended	Trailing
		December 31, 2008	4 Quarters
Net income		$ 7,733	$ 30,249
Depreciation		23,554	90,168
Interest expense		15,654	62,010
Loss on debt extinguishment		113	116
Amortization of deferred financing costs		607	2,307
Net casualty loss and other settlement proceeds		(340)	247
Gain on sale of non-depreciable assets		-	3
Gain on dispositions within unconsolidated entities		-	(38)
Loss (gain) on sale of discontinued operations		-	120
EBITDA		$ 47,321	$ 185,182

		Three Months Ended December 31,
		2008	2007
EBITDA/Debt Service		2.90x	2.69x
Fixed Charge Coverage (1)		2.51x	2.36x
Total Debt as % of Total Gross Assets		50%	53%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.
The sector median data provided in the earnings release is as of September 30, 2008.

DEBT AS OF DECEMBER 31, 2008
Dollars in thousands

DEBT OUTSTANDING SUMMARIES				Average
				Years to
			Principal	Contract	Effective
			Balance	Maturity	Rate
	Conventional - Fixed Rate or Swapped (1)		$ 1,018,484	4.1	5.5%
	Tax-free - Fixed Rate or Swapped (1)		37,730	8.3	4.7%
	Conventional - Variable Rate		179,796	5.2	2.5%
	Tax-free - Variable Rate		4,760	19.4	3.9%
	Conventional - Variable Rate - Capped (2)		17,936	0.9	2.8%
	Tax-free - Variable Rate - Capped (2)		64,350	3.2	1.8%
		Total Debt Outstanding	$ 1,323,056	4.5	4.8%

	(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
	(2) When the capped rates of 6.0% and 6.5% are not reached, the average rate represents the rate on the underlying variable debt.

			Line	Amount	Amount
			Limit	Collateralized	Borrowed
	Fannie Mae Credit Facilities		$ 1,044,429	$ 1,044,429	$ 904,833
	Freddie Mac Credit Facilities		300,000	275,929	275,929
	Regions Credit Facility		50,000	43,863	661
	Regions Term Loan		38,625	38,625	38,625
	Other Borrowings		103,008	103,008	103,008
		Total Debt	$ 1,536,062	$ 1,505,854	$ 1,323,056

CONTRACT MATURITIES
	Line Limit
	Credit Facilities			Regions
	Fannie Mae	Freddie Mac	Regions	Term Loan	Other	Total
2009	$ -	$ -	$ -	$ 38,625	$ -	$ 38,625
2010	-	-	50,000	-	-	50,000
2011	80,000	100,000	-	-	-	180,000
2012	80,000	-	-	-	-	80,000
2013	203,193	-	-	-	-	203,193
2014	321,236	200,000	-	-	18,984	540,220
2015	120,000	-	-	-	53,520	173,520
Thereafter	240,000	-	-	-	30,504	270,504
Total	$ 1,044,429	$ 300,000	$ 50,000	$ 38,625	$ 103,008	$ 1,536,062

SWAPS AND FIXED RATE MATURITIES

	Swap Balances			Temporary	Total
		SIFMA	Fixed Rate	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Balances	Balances (1)	Balance	Rate
2009	$ 25,000	$ -	$ -	$ 65,000	$ 90,000	6.9%
2010	140,000	8,365	-	-	148,365	5.7%
2011	158,000	-	-	-	158,000	5.2%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	18,984	-	162,984	5.7%
2015	75,000	-	38,321	-	113,321	5.6%
Thereafter	-	-	25,744	-	25,744	5.6%
Total	$ 882,000	$ 26,165	$ 83,049	$ 65,000	$ 1,056,214	5.5%

	(1) Represents a $65 million fixed rate FNMA borrowing that converts to a variable rate on December 1, 2009.

OTHER DATA

PER SHARE DATA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Dividend paid per common share	$0.615	$0.605	$2.460	$2.420

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	1/30/2009	1/15/2009
Preferred Series H - quarterly	$0.51875	12/23/2008	12/12/2008

PREFERRED STOCK	Number of	Liquidation	Total	Earliest
	Shares Issued	Preference	Liquidation	Optional
	and Outstanding	per Share	Value	Call Date
8.30% Series H Cumulative Redeemable
Preferred Stock	6,200,000	$ 25.00	$ 155,000,000	8/11/2008